Item 1: Report to Shareholders

Prime Reserve Fund	May 31, 2007

The views and opinions in this report were current as of May 31, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Money market funds produced good returns in the 6- and 12-month periods ended May 31, 2007. Money market yields remained near multi-year highs as the Federal Reserve raised the federal funds target rate to 5.25% in June 2006 and kept it at that level since that time. Although many investors have anticipated that moderating economic growth would prompt the Fed to cut rates, central bank officials have consistently maintained that the risk of accelerating inflation is greater than the risk of economic weakness.

Your fund returned 2.41% and 4.87% for the 6- and 12-month periods ended May 31, 2007, respectively. As shown in the Performance Comparison table, the fund surpassed its Lipper peer group average in both periods.

The fund’s longer-term performance relative to its peers is still favorable. Lipper ranked the fund in the top quartile of the Lipper money market funds universe for the one- and three-year periods ended May 31, 2007, and in the top 28% of that universe for the 5- and 10-year periods. (Based on cumulative total return, Lipper ranked the Prime Reserve Fund 75 out of 336, 73 out of 316, 76 out of 291, and 51 out of 185 funds for the 1-, 3-, 5-, and 10-year periods ended May 31, 2007, respectively. Results will vary for other time periods. Past performance cannot guarantee future results.)

HIGHLIGHTS

• Money market funds produced good returns in the 6- and 12-month periods ended May 31, 2007.

• The Prime Reserve Fund surpassed its Lipper peer group average in both periods.

• We focused primarily on money market instruments maturing in about three months, as these securities generally offered the highest yields during our reporting period.

• We still believe that with employment strong, long-term interest rates low, and inflation above the upper end of the Fed’s comfort zone, the central bank’s next move is more likely to be an increase, rather than a decrease, in short-term interest rates.

ECONOMY AND INTEREST RATES

Economic growth decelerated over the last year, as the housing sector’s weakness persisted and the market for mortgage loans to homebuyers with greater credit risks came under pressure. In fact, first-quarter GDP growth in 2007 was measured at an annualized rate of 0.6%, which was the lowest reading in several years and well below the 5.6% growth rate in the first quarter of 2006. Yet the healthy labor market—national unemployment dipped to 4.4% in March, which was nearly a six-year low—and rising energy, food, and import prices kept inflation above the 1% to 2% comfort zone of Federal Reserve officials.

The Fed kept the fed funds target rate at 5.25% for most of our reporting period because central bank officials continue to believe that slower growth will allow inflation to ease over time. However, the Fed has acknowledged an increase in economic uncertainty stemming from the weak housing market, which Fed officials believe will last longer than previously expected.

As shown in the graph, money market yields were little changed over the last year, reflecting the Fed’s maintenance of the 5.25% fed funds target rate since the end of June 2006. Intermediate- and long-term interest rates declined in aggregate over the last year, but they increased in the last six months, as inflation remained elevated and as hopes dwindled for the Fed to stimulate the economy with lower short-term interest rates.

Long-term interest rates are usually higher than short-term rates because investors typically demand higher returns for committing their capital for longer periods. However, the Treasury yield curve—a depiction of the relationship between the yields of government bonds with various maturities—was inverted for most of the last year, as longer-term rates declined and remained below the 5.25% fed funds rate. Long-term rates are lower than they otherwise would have been due to strong global demand for U.S. Treasury securities.

PORTFOLIO REVIEW

The fund maintained a defensive maturity posture in the second half of our fiscal year, remaining five to 10 days shorter than the average first-tier money market fund. We adopted this posture because longer-term money market yields—which are usually higher than shorter-term yields—occasionally slipped below shorter-term yields in the last six months. We focused primarily on money market instruments maturing in about three months, as these securities generally offered the highest yields during our reporting period.

The fund’s credit profile continues to be very high, with 100% of the portfolio’s holdings rated “first tier,” the highest short-term rating. More importantly, in our opinion, every security in the portfolio has been analyzed by the T. Rowe Price credit committee and recommended for the firm’s Approved List. While we continued to add to our holdings in floating-rate securities as a way of adding incremental yield, we are now near the 35% upper limit of our mandate for these issues. High-quality commercial paper and medium-term notes represent 70% of fund assets, but our holdings are well diversified across industries and by individual companies.

We are a little more bullish on the economy than other investors appear to be, making us somewhat cautious. It appears that the continuing decline in housing will not be a significant drag on future growth. We are skeptical that the Fed will change course anytime soon and therefore expect to maintain our defensive maturity posture. However, if the money market curve steepens and long-term money market yields rise decisively above shorter-term yields, we would expect to extend the portfolio’s average maturity to a neutral setting to benefit from the yield advantage of longer-term money market instruments.

OUTLOOK

According to central bank officials, further actions by the Federal Reserve still depend on future data about the strength of the economy or the outlook for inflation. Economic growth has slowed due to a weaker housing market, higher energy prices, and the lagged effects of higher short-term rates. However, we still believe that with employment strong, long-term interest rates low, and inflation above the upper end of the Fed’s comfort zone, the central bank’s next move is more likely to be an increase, rather than a decrease, in short-term interest rates. Regardless of Fed policy and the direction of rates, our primary concerns are to insure liquidity for our shareholders and to protect their principal.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

James M. McDonald
Chairman of the fund’s Investment Advisory Committee

June 13, 2007

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN MONEY MARKET SECURITIES

Since money market funds are managed to maintain a constant $1.00 share price, there should be little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded, or if interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

GLOSSARY

Average maturity: The average of the stated maturity dates of a bond or money market portfolio’s securities. The average maturity for a money market fund is measured in days, whereas a bond fund’s average maturity is measured in years. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes, which means greater price fluctuation.

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds rate as a benchmark for their prime lending rates.

Inflation: A sustained increase in prices throughout the economy.

Lipper average: Consists of all the mutual funds in a particular category as tracked by Lipper Inc.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments †

(Amounts in 000s)

	$ Par	Value
ASSET BACKED SECURITIES 0.2%		
Holmes Master Issuer Series 2006-1A, Class 1A, VR 5.30%, 1/15/16 (1)	11,250	11,250
Pinnacle Capital Asset Trust Series 2006-A, Class A1, VR 5.415%, 11/25/07	1,417	1,417
Total Asset Backed Securities (Cost $12,667)		12,667
BANK NOTES 3.0%		
American Express Bank, VR, 5.29%, 12/13/07	28,000	28,000
American Express Centurion Bank, VR, 5.41%, 7/19/07	10,000	10,002
Bank of America, 5.30%, 11/5/07	50,000	50,000
HSBC Bank, VR, 5.42%, 9/21/07	19,800	19,806
Keybank, VR, 5.376%, 8/8/07	11,000	11,001
M&I Marshall & Ilsley Bank, 5.162%, 12/17/07	20,500	20,486
National City Bank, 5.35%, 2/13/08	1,000	1,000
National City Bank, 5.38%, 5/2/08	4,750	4,754
National City Bank, VR, 5.30%, 3/13/08	21,500	21,502
National City Bank, VR, 5.37%, 2/7/08	2,000	2,001
Southtrust Bank, VR, 5.415%, 6/14/07	2,400	2,400
Total Bank Notes (Cost $170,952)		170,952
CERTIFICATES OF DEPOSIT 23.4%		
Domestic 4.7% (2)		
Bank of New York, 5.375%, 5/2/08	1,750	1,751
Branch Banking & Trust, 5.29%, 7/9/07	45,500	45,500
Credit Suisse First Boston, VR, 5.295%, 7/19/07	37,500	37,500
DEPFA Bank, 5.26%, 8/15/07	36,750	36,750
Dexia Credit, VR, 5.26%, 6/11/07	24,750	24,750
Dexia Credit, VR, 5.27%, 3/28/08	3,500	3,499
Fifth Third Bank, VR, 5.26%, 2/4/08	31,500	31,493

Manufacturers and Traders Trust, VR, 5.30%, 6/15/07	9,000	9,000
Mercantile Safe Deposit & Trust, 5.45%, 6/14/07	9,900	9,900
Suntrust Bank, VR, 5.265%, 9/14/07	28,000	27,998
Suntrust Bank, VR, 5.275%, 9/14/07	2,700	2,700
Suntrust Bank, VR, 5.29%, 10/29/07	9,000	9,000
Wilmington Trust, 5.29%, 10/5/07	28,750	28,747
		268,588
Eurodollar 5.3% (3)		
ABN AMRO Bank, 5.28%, 6/29/07	29,000	29,000
ABN AMRO Bank, 5.295%, 8/13/07	15,000	15,001
Banco Bilbao Vizcaya, 5.47%, 6/15/07	30,000	30,000
BNP Paribas, 5.28%, 7/9/07	19,000	19,000
Deutsche Bank, 5.305%, 11/19/07	45,000	44,993
Deutsche Bank, 5.31%, 7/5/07	2,000	2,000
Intesa Sanpaolo, 5.33%, 8/13/07	21,000	21,000
KBC Bank, 5.275%, 6/15/07	33,000	33,000
Northern Rock, 5.33%, 8/13/07	26,000	26,000
Royal Bank of Scotland, 5.33%, 8/13/07	52,000	52,000
Societe Generale, 5.275%, 10/1/07	15,000	15,000
Societe Generale, 5.33%, 6/18/07	10,000	10,000
		296,994
Yankee 13.4% (4)		
Allied Irish Bank, VR, 5.336%, 8/8/07	21,900	21,901
Banco Bilbao Vizcaya, VR, 5.295%, 6/20/07	20,750	20,750
Bank of Ireland, 5.34%, 8/8/07	11,750	11,750
Bank of Montreal, 5.275%, 6/5/07	39,000	39,000
Bank of Nova Scotia, VR, 5.26%, 10/3/07	17,000	16,998
Bank of Nova Scotia, VR, 5.263%, 4/2/08	17,000	16,996
Barclays Bank, 5.32%, 6/18/07	19,750	19,750

Barclays Bank, 5.35%, 4/14/08	47,500	47,500
BNP Paribas, VR, 5.29%, 10/3/07	13,000	12,999
Calyon, 5.29%, 10/3/07	14,500	14,499
Calyon, 5.33%, 9/13/07	29,000	28,998
Canadian Imperial Bank, VR, 5.41%, 3/17/08	32,000	32,030
Fortis Bank, 5.33%, 8/22/07	35,750	35,750
Fortis Bank, VR, 5.27%, 10/15/07	10,000	9,999
HBOS Treasury Services, 5.345%, 8/31/07	9,000	9,000
Lloyds TSB Bank, 5.27%, 6/14/07	64,750	64,750
Natexis, 5.34%, 8/14/07	3,000	3,000
Natexis, 5.375%, 1/9/08	53,750	53,750
National Bank of Canada, 5.32%, 7/12/07	26,750	26,750
Rabobank Nederland, 5.25%, 9/6/07	25,000	24,999
Rabobank Nederland, 5.27%, 6/21/07	48,500	48,500
Royal Bank of Canada, 5.265%, 4/3/08	26,500	26,493
Royal Bank of Canada, 5.265%, 4/4/08	9,000	8,997
Royal Bank of Scotland, 5.285%, 6/8/07	5,000	5,000
Royal Bank of Scotland, VR, 5.265%, 3/26/08	5,000	4,999
Royal Bank of Scotland, VR, 5.265%, 4/3/08	2,000	1,999
Societe Generale, VR, 5.265%, 9/21/07	5,000	5,000
Societe Generale, VR, 5.265%, 9/21/07	14,500	14,499
Swedbank, VR, 5.27%, 4/3/08	7,750	7,748
Swedbank, VR, 5.31%, 9/17/07	13,500	13,499
Toronto-Dominion Bank, 5.365%, 10/26/07	10,750	10,753
Toronto-Dominion Bank, 5.425%, 6/8/07	37,750	37,750
UBS, 5.33%, 8/8/07	61,000	61,000
		757,406
Total Certificates of Deposit (Cost $1,322,988)		1,322,988

COMMERCIAL PAPER 44.3%

4(2) 31.7%

Alliance & Leicester, 5.23%, 8/28/07	8,000	7,898
Alliance & Leicester, 5.26%, 6/7/07	9,750	9,741
Alpine Securitization, 5.25%, 6/12/07	27,000	26,957
Alpine Securitization, 5.25%, 6/14/07	35,000	34,934
Alpine Securitization, 5.25%, 6/19/07	2,000	1,995
Atlantic Asset Securitization, 5.25%, 6/18/07	7,750	7,731
Atlantic Asset Securitization, 5.25%, 7/9/07	20,184	20,072
Atlantic Asset Securitization, 5.25%, 7/27/07	8,000	7,935
Atlantic Asset Securitization, 5.26%, 6/1/07	3,000	3,000
Atlantic Asset Securitization, 5.26%, 6/8/07	8,300	8,292
Atlantic Asset Securitization, 5.26%, 6/21/07	6,031	6,013
Atlantic Asset Securitization, 5.26%, 7/27/07	3,000	2,975
Atlantic Asset Securitization, 5.27%, 6/4/07	3,000	2,999
Atlantic Asset Securitization, 5.27%, 6/26/07	19,300	19,229
Australia & New Zealand Banking Group, 5.25%, 6/12/07	10,000	9,984
Bank of America Credit Card Trust, 5.25%, 6/13/07 (1)	2,350	2,346
Bank of America Credit Card Trust, 5.25%, 7/11/07 (1)	19,750	19,635
Bank of America Credit Card Trust, 5.25%, 7/12/07 (1)	1,250	1,243
Bank of America Credit Card Trust, 5.25%, 8/13/07 (1)	9,750	9,646
Bank of America Credit Card Trust, 5.255%, 8/30/07 (1)	31,000	30,593
Bank of America Credit Card Trust, 5.26%, 8/2/07 (1)	15,000	14,864
Bank of Ireland, 5.165%, 11/8/07	1,650	1,612
Bank of Ireland, 5.25%, 7/10/07	3,100	3,082
BASF Aktiengesellchaft, 5.23%, 6/21/07	10,600	10,569
BASF Aktiengesellchaft, 5.23%, 6/22/07	21,000	20,936
Bryant Park Funding, 5.26%, 6/15/07 (1)	5,065	5,055
Bryant Park Funding, 5.26%, 6/19/07 (1)	47,787	47,661
Bryant Park Funding, 5.26%, 6/20/07 (1)	9,000	8,975

Bryant Park Funding, 5.26%, 6/21/07 (1)	7,000	6,980
Bryant Park Funding, 5.26%, 6/25/07 (1)	6,748	6,724
Cafco, 5.25%, 6/8/07	30,000	29,969
Cafco, 5.25%, 6/27/07	1,100	1,096
Cafco, 5.25%, 6/29/07	20,500	20,416
Cafco, 5.25%, 7/5/07	15,700	15,622
Cafco, 5.26%, 6/22/07	10,700	10,667
Cargill Global Funding, 5.26%, 7/31/07	19,300	19,131
Chariot Funding, 5.25%, 6/29/07 (1)	38,200	38,044
Chariot Funding, 5.25%, 7/9/07 (1)	5,556	5,525
Chariot Funding, 5.26%, 6/1/07 (1)	4,000	4,000
Chariot Funding, 5.26%, 6/6/07 (1)	7,500	7,495
Chariot Funding, 5.26%, 6/18/07 (1)	3,800	3,791
Chariot Funding, 5.26%, 7/20/07 (1)	3,000	2,979
Chariot Funding, 5.26%, 7/27/07 (1)	607	602
Chariot Funding, 5.27%, 6/15/07 (1)	2,533	2,528
Chariot Funding, 5.27%, 6/20/07 (1)	9,000	8,975
Ciesco, 5.25%, 6/12/07	48,697	48,619
Ciesco, 5.25%, 6/13/07	8,175	8,161
Ciesco, 5.25%, 6/22/07	20,000	19,939
Citibank Credit Card Issuance Trust, 5.25%, 6/6/07	58,750	58,707
Citibank Credit Card Issuance Trust, 5.25%, 7/3/07	23,000	22,893
CRC Funding, 5.25%, 6/12/07	21,250	21,216
CRC Funding, 5.25%, 7/10/07	50,000	49,716
CRC Funding, 5.26%, 6/13/07	6,000	5,989
CRC Funding, 5.26%, 7/9/07	1,152	1,146
Danske, 5.25%, 6/11/07	7,526	7,515
Danske, 5.25%, 6/19/07	25,100	25,034
Danske, 5.25%, 7/10/07	2,900	2,883

DEPFA Bank, 5.25%, 6/15/07	1,000	998
Eksportfinans, 5.25%, 6/5/07 (1)	64,750	64,712
Fairway Finance, 5.25%, 6/28/07	27,000	26,894
Fairway Finance, 5.25%, 7/25/07	30,141	29,904
Fairway Finance, 5.26%, 6/5/07	1,028	1,027
Fairway Finance, 5.26%, 6/14/07	2,000	1,996
Fairway Finance, 5.26%, 6/28/07	12,493	12,444
Falcon Asset Securitization, 5.26%, 6/12/07	4,500	4,493
Falcon Asset Securitization, 5.26%, 7/18/07	14,800	14,698
Falcon Asset Securitization, 5.27%, 6/22/07	26,250	26,169
Falcon Asset Securitization, 5.27%, 6/26/07	25,356	25,263
Grampian Funding, 5.26%, 7/20/07	1,200	1,191
Grampian Funding, 5.27%, 6/21/07	72,750	72,537
Hartford Financial Services, 5.25%, 6/1/07 (1)	8,541	8,541
Hewlett Packard, 5.26%, 6/20/07 (1)	19,500	19,446
IXIS Commercial Paper, 5.25%, 6/8/07 (1)	24,750	24,725
Jupiter Securitization, 5.25%, 7/24/07 (1)	20,000	19,845
Jupiter Securitization, 5.26%, 6/1/07 (1)	28,000	28,000
Jupiter Securitization, 5.26%, 6/6/07 (1)	5,250	5,246
Jupiter Securitization, 5.26%, 6/18/07 (1)	21,900	21,846
Kitty Hawk Funding, 5.26%, 6/15/07	9,250	9,231
Kitty Hawk Funding, 5.27%, 6/28/07	1,000	996
MassMutual Funding, 5.25%, 6/4/07	1,000	1,000
MassMutual Funding, 5.25%, 6/19/07	25,000	24,934
Nationwide Building Society, 5.235%, 8/10/07 (1)	20,000	19,796
Northern Rock, 5.26%, 6/15/07 (1)	1,000	998
Old Line Funding, 5.25%, 6/14/07	4,000	3,992
Old Line Funding, 5.25%, 6/20/07	3,000	2,992
Old Line Funding, 5.25%, 6/22/07	1,205	1,201

Old Line Funding, 5.25%, 7/6/07	2,000	1,990
Old Line Funding, 5.25%, 7/13/07	61,000	60,626
Old Line Funding, 5.255%, 6/12/07	1,000	998
Old Line Funding, 5.26%, 6/15/07	2,000	1,996
Old Line Funding, 5.26%, 6/22/07	3,975	3,963
Ranger Funding, 5.25%, 6/19/07	2,000	1,995
Ranger Funding, 5.25%, 6/28/07	6,000	5,976
Ranger Funding, 5.25%, 7/23/07	20,000	19,848
Ranger Funding, 5.255%, 6/21/07	5,700	5,683
Ranger Funding, 5.26%, 6/20/07	20,298	20,242
Ranger Funding, 5.26%, 6/25/07	2,000	1,993
Ranger Funding, 5.26%, 6/29/07	5,000	4,980
Ranger Funding, 5.26%, 7/2/07	14,494	14,428
Rio Tinto, 5.25%, 6/5/07	19,750	19,738
Rio Tinto, 5.25%, 6/8/07	3,000	2,997
Rio Tinto, 5.26%, 6/4/07	10,000	9,996
Siemens Capital, 5.27%, 6/20/07 (1)	7,000	6,981
Siemens Capital, 5.27%, 6/21/07 (1)	8,000	7,977
Siemens Capital, 5.27%, 6/28/07 (1)	22,455	22,366
Sigma Finance, 5.25%, 6/5/07	1,400	1,399
Sigma Finance, 5.26%, 6/27/07	8,000	7,970
Sigma Finance, 5.30%, 6/7/07	350	350
Solitaire Funding, 5.26%, 6/1/07 (1)	8,000	8,000
Solitaire Funding, 5.26%, 6/11/07 (1)	25,750	25,712
Solitaire Funding, 5.27%, 6/19/07 (1)	44,500	44,383
Statoil ASA, 5.25%, 6/18/07 (1)	33,800	33,716
Variable Funding Capital, 5.26%, 6/12/07	33,000	32,947
Variable Funding Capital, 5.26%, 6/19/07	17,000	16,955
Wal-Mart Funding, 5.25%, 8/22/07	57,000	56,318

Yorktown Capital, 5.25%, 7/13/07	28,700	28,524
Yorktown Capital, 5.25%, 7/25/07	27,000	26,787
Yorktown Capital, 5.26%, 6/18/07	14,863	14,826
Yorktown Capital, 5.26%, 6/28/07	5,150	5,130
		1,795,239
Non-4(2) 12.6%		
Capital One Multi-Asset Execution Trust, 5.25%, 7/18/07	24,000	23,836
Capital One Multi-Asset Execution Trust, 5.27%, 6/5/07	1,275	1,274
Capital One Multi-Asset Execution Trust, 5.28%, 6/14/07	1,000	998
CBA Finance, 5.23%, 6/29/07	8,000	7,967
CBA Finance, 5.255%, 6/15/07	26,700	26,645
CBA Finance, 5.26%, 6/20/07	1,800	1,795
Citigroup Funding, 5.25%, 6/28/07	37,000	36,854
Cornell University, 5.25%, 8/7/07	2,000	1,980
DaimlerChrysler Revolving Auto, 5.24%, 6/19/07	8,000	7,979
DaimlerChrysler Revolving Auto, 5.24%, 8/14/07	7,750	7,667
DaimlerChrysler Revolving Auto, 5.25%, 6/1/07	3,462	3,462
DaimlerChrysler Revolving Auto, 5.25%, 6/5/07	10,947	10,941
DaimlerChrysler Revolving Auto, 5.25%, 6/7/07	7,750	7,743
DaimlerChrysler Revolving Auto, 5.25%, 7/3/07	1,000	995
DaimlerChrysler Revolving Auto, 5.25%, 8/8/07	2,000	1,980
Dexia Delaware, 5.23%, 6/20/07	28,000	27,923
DNB Bank, 5.16%, 11/13/07	16,200	15,817
DNB Bank, 5.25%, 6/5/07	16,300	16,291
FCAR Owner Trust, 5.25%, 6/19/07	3,000	2,992
FCAR Owner Trust, 5.26%, 6/20/07	11,000	10,969
FCAR Owner Trust, 5.26%, 7/19/07	30,750	30,534
FCAR Owner Trust, 5.27%, 6/15/07	33,260	33,192
GE Capital, 5.26%, 7/30/07	3,400	3,371
HBOS Treasury Services, 5.23%, 8/17/07	1,650	1,632

HBOS Treasury Services, 5.25%, 6/8/07	5,000	4,995
HBOS Treasury Services, 5.27%, 6/18/07	100	100
K2 USA, 5.25%, 6/28/07	5,000	4,980
K2 USA, 5.25%, 7/25/07	9,000	8,929
Links Finance, 5.23%, 9/10/07	13,000	12,809
Los Angeles Department of Airports, 5.25%, 7/9/07	13,651	13,575
New York State Power Authority, 5.25%, 6/4/07	15,000	14,993
New York State Power Authority, 5.25%, 7/2/07	5,359	5,335
New York State Power Authority, 5.25%, 8/8/07	5,852	5,794
New York State Power Authority, 5.27%, 6/12/07	1,488	1,486
Nordea North America, 5.25%, 6/29/07	5,100	5,079
Nordea North America, 5.25%, 7/3/07	16,394	16,318
Nordea North America, 5.25%, 7/27/07	4,350	4,315
Nordea North America, 5.28%, 6/7/07	1,540	1,539
Nordea North America, 5.28%, 6/28/07	710	707
Park Avenue Receivables, 5.25%, 6/20/07 (1)	8,319	8,296
Park Avenue Receivables, 5.26%, 6/4/07 (1)	14,000	13,994
Park Avenue Receivables, 5.26%, 6/5/07 (1)	11,919	11,912
Park Avenue Receivables, 5.26%, 6/14/07 (1)	3,400	3,394
Park Avenue Receivables, 5.26%, 6/15/07 (1)	16,000	15,967
Park Avenue Receivables, 5.26%, 6/18/07 (1)	10,000	9,975
Park Avenue Receivables, 5.26%, 7/27/07 (1)	6,000	5,951
Park Avenue Receivables, 5.27%, 6/20/07 (1)	5,600	5,584
Procter & Gamble International, 5.23%, 6/29/07	30,000	29,878
Rabobank, 5.25%, 6/4/07	3,500	3,499
San Paolo IMI U.S Financial, 5.25%, 6/27/07	1,300	1,295
Skandinaviska Enskilda Banken, VR, 5.28%, 7/19/07 (1)	37,000	36,999
Stadshypotek, 5.23%, 8/14/07	21,750	21,516
Stadshypotek, 5.25%, 6/4/07	2,000	1,999

Stanford University, 5.25%, 6/6/07	5,000	4,996
Stanford University, 5.25%, 7/25/07	10,000	9,921
Swedbank, 5.25%, 7/9/07	2,000	1,989
Swedbank, 5.25%, 7/10/07	1,800	1,790
Toyota Credit Puerto Rico, 5.25%, 6/1/07	35,000	35,000
Toyota Credit Puerto Rico, 5.25%, 6/29/07	28,000	27,886
UBS Financial, 5.25%, 6/8/07	4,168	4,164
UBS Financial, 5.26%, 6/7/07	210	210
Westpac Banking, 5.166%, 11/7/07 (1)	14,250	13,925
Westpac Banking, 5.25%, 7/9/07 (1)	2,000	1,989
Westpac Banking, 5.26%, 7/12/07 (1)	18,000	17,892
Whistlejacket Capital, 5.25%, 6/28/07 (1)	14,509	14,452
Whistlejacket Capital, 5.27%, 6/1/07 (1)	2,000	2,000
Yale University, 5.25%, 6/7/07	850	849
Yale University, 5.25%, 7/3/07	1,000	995
Yale University, 5.25%, 7/6/07	20,800	20,694
		714,802
Total Commercial Paper (Cost $2,510,041)		2,510,041

FUNDING AGREEMENTS 1.1%

Genworth Life Insurance, VR, 5.43%, 4/11/08 (5)	14,000	14,000
Genworth Life Insurance, VR, 5.445%, 1/14/08 (5)	30,000	30,000
ING Annuity & Life, 5.37%, 6/4/07 (5)	15,000	15,000
Transamerica Occidental Life Insurance, VR, 5.47%, 12/3/07 (5)	5,000	5,000
Total Funding Agreements (Cost $64,000)		64,000

MEDIUM-TERM NOTES 22.7%

Abbey National Treasury Services, VR, 5.36%, 6/29/07	7,400	7,400
Alliance & Leicester, VR, 5.33%, 10/5/07 (1)	15,000	15,001

Allied Irish Bank, VR, 5.30%, 5/19/08 (1)	23,000	23,000
Allstate Global Funding, VR, 5.35%, 6/30/08	26,000	26,006
Allstate Life Global Funding, VR, 5.32%, 12/4/07	6,000	6,000
American General Finance Corporation, VR, 5.478%, 6/27/08	4,000	4,006
American Honda Finance, VR, 5.325%, 4/14/08 (1)	20,000	20,000
Anglo Irish Bank, VR, 5.35%, 12/5/07 (1)	21,000	21,000
Australia and New Zealand Banking, VR, 5.32%, 8/23/07 (1)	8,400	8,401
Australia and New Zealand Banking, VR, 5.32%, 10/23/07 (1)	24,000	24,002
Banco Santander Totta, VR, 5.32%, 7/16/07 (1)	31,000	31,000
Bank of Ireland, VR, 5.30%, 8/14/07	29,500	29,500
Bank of New York, VR, 5.29%, 6/12/08 (1)	25,000	25,000
Bank One, VR, 5.549%, 10/1/07	2,300	2,302
BMW Capital, VR, 5.30%, 10/5/07 (1)	29,000	29,000
BNP Paribas, VR, 5.35%, 2/19/08 (1)	35,000	35,000
Calyon, VR, 5.327%, 8/10/07	26,000	25,999
Caterpillar Financial Bank, VR, 5.365%, 7/27/07	22,000	22,001
Danske Bank, VR, 5.29%, 4/11/08 (1)	10,000	10,000
GE Capital, VR, 5.445%, 7/9/07	23,900	23,900
GE Capital, VR, 5.445%, 10/17/07	14,900	14,900
Goldman Sachs, VR, 5.37%, 5/2/08	34,500	34,500
HBOS Treasury Services, VR, 5.29%, 12/7/07	36,750	36,750
HBOS Treasury Services, VR, 5.31%, 8/9/07 (1)	12,750	12,750
HSBC Finance, VR, 5.40%, 6/1/07	7,000	7,000
Intensa Bank, VR, 5.32%, 7/25/07	29,800	29,800
International Business Machines, VR, 5.28%, 6/2/08 (1)	30,750	30,747
Irish Life & Permanent, VR, 5.34%, 1/22/08 (1)	35,700	35,700
JPMorgan Chase, VR, 5.29%, 7/2/07	21,000	21,000
K2 USA, VR, 5.28%, 6/15/07 (1)	15,400	15,400
K2 USA, VR, 5.28%, 7/25/07	13,900	13,900
K2 USA, VR, 5.30%, 1/22/08	6,000	6,000

K2 USA, VR, 5.315%, 6/8/07 (1)	27,000	27,000
Keycorp, VR, 5.475%, 6/21/07	4,000	4,000
Keycorp, VR, 5.555%, 7/23/07	7,125	7,127
Kommunalkredit Austria, VR, 5.32%, 9/9/07 (1)	37,250	37,250
Lehman Brothers, 5.35%, 6/27/08	13,000	13,000
Lehman Brothers, VR, 5.33%, 6/26/07	28,000	28,000
Lehman Brothers, VR, 5.385%, 7/19/07	5,000	5,001
MBNA Europe Funding, VR, 5.43%, 9/7/07 (1)	15,000	15,005
Merrill Lynch, VR, 5.29%, 7/27/07	14,900	14,900
Merrill Lynch, VR, 5.30%, 4/18/08	15,000	15,000
Merrill Lynch, VR, 5.36%, 6/15/07	1,400	1,400
Merrill Lynch, VR, 5.385%, 6/15/07	5,600	5,600
Merrill Lynch, VR, 5.47%, 8/27/07	9,000	9,003
Merrill Lynch, VR, 5.485%, 10/19/07	3,000	3,002
Metropolitan Life Global Funding, VR, 5.34%, 11/9/07 (1)	13,750	13,753
Metropolitan Life Global Funding, VR, 5.42%, 10/5/07 (1)	4,287	4,288
Morgan Stanley, VR, 5.48%, 7/27/07	20,000	20,004
National Australia Bank, VR, 5.31%, 11/7/07 (1)	7,250	7,250
National Australia Bank, VR, 5.366%, 7/16/07	23,000	23,002
National Australia Bank, VR, 5.446%, 12/6/07	10,000	10,006
Nationwide Building Society, VR, 5.37%, 2/7/08 (1)	27,500	27,500
Nationwide Life Global Funding, VR, 5.31%, 12/27/07 (1)	33,500	33,500
Pacific Life Global Funding, VR, 5.337%, 5/9/08	26,750	26,750
PRICOA Global Funding, VR, 5.31%, 11/27/07 (1)	34,900	34,900
Royal Bank of Canada, VR, 5.29%, 6/6/08 (1)	2,000	2,000
Santander, VR, 5.36%, 9/21/07 (1)	14,000	14,002
SIGMA Finance, VR, 5.29%, 4/10/08 (1)	13,000	12,999
SIGMA Finance, VR, 5.34%, 10/5/07	26,000	26,002
SLM Corporation, VR, 5.32%, 5/12/08 (1)	37,750	37,750
Southern Company, VR, 5.36%, 4/18/08	20,000	20,000

Svenska Handelsbanken, VR, 5.29%, 11/21/07	19,900	19,900
Unicredito Italiano Bank of Ireland, VR, 5.34%, 5/2/08 (1)	33,500	33,500
Westpac Banking, VR, 5.30%, 12/6/07 (1)	10,000	10,000
Whistlejacket Capital, VR, 5.275%, 8/28/07 (1)	15,000	14,999
Whistlejacket Capital, VR, 5.278%, 8/28/07	5,800	5,800
Whistlejacket Capital, VR, 5.315%, 10/19/07	20,000	19,999
Whistlejacket Capital, VR, 5.315%, 11/15/07 (1)	21,000	20,999
World Savings Bank, F.S.B., VR, 5.42%, 6/1/07	13,000	13,000
Total Medium-Term Notes (Cost $1,284,156)		1,284,156

MUNICIPAL SECURITIES 6.2%

Catholic Health Initiatives, TECP, 5.30%, 6/4/07	20,000	20,000
Catholic Health Initiatives, TECP, 5.33%, 8/7/07	5,600	5,600
Colorado Housing Fin. Auth., Multi-Family VRDN, 5.35%, 10/1/36	7,820	7,820
Colorado Housing Fin. Auth., Single Family VRDN, 5.35%, 11/1/33	1,360	1,360
Colorado Housing Fin. Auth., Single Family VRDN, 5.35%, 11/1/34	4,465	4,465
Colorado Housing Fin. Auth., Single Family VRDN, 5.35%, 5/1/35	23,570	23,570
Colorado Housing Fin. Auth., Single Family VRDN, 5.35%, 11/1/36	5,900	5,900
Florida Hurricane Catastrophe Fund Finance Corp. TECP, VR, 5.33%, 8/15/07	37,800	37,800
Gaithersburg, Asbury Obligation Group, VRDN, 5.35%, 1/1/36	9,405	9,405
Miami-Dade County IDA, South Florida Stadium Corp. VRDN, 5.34%, 7/1/31	18,400	18,400
Minnesota Housing Fin. Agency, Multi-Family VRDN, 5.32%, 7/1/38	6,500	6,500
Mississippi, Nissan, GO, VRDN, 5.30%, 11/1/28	36,000	36,000

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Prime Reserve Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on January 26, 1976. The fund seeks preservation of capital, liquidity, and, consistent with these, the highest possible current income.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation Securities are valued at amortized cost. Assets and liabilities for which such valuation procedures are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Paydown gains and losses are recorded as an adjustment to interest income. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly.

New Accounting Pronouncements In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. Management is evaluating the anticipated impact, if any, that FIN 48 will have on the fund upon adoption, which, pursuant to a delay granted by the U.S. Securities and Exchange Commission, is expected to be on the last business day of the fund’s semiannual period, November 30, 2007.

In September 2006, the FASB released the Statement of Financial Accounting Standard No. 157 (“FAS 157”), Fair Value Measurements. FAS 157 clarifies the definition of fair value and establishes the framework for measuring fair value, as well as proper disclosure of this methodology in the financial statements. It will be effective for the fund’s fiscal year beginning June 1, 2008. Management is evaluating the effects of FAS 157; however, it is not expected to have a material impact on the fund’s net assets or results of operations.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended May 31, 2007, totaled $257,001,000 and were characterized as ordinary income for tax purposes. At May 31, 2007, the tax-basis components of net assets were as follows:

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of May 31, 2007, the fund had $10,000 of capital loss carryforwards that expire in fiscal 2013, $13,000 that expire in fiscal 2014, and $7,000 that expire in fiscal 2015.

At May 31, 2007, the cost of investments for federal income tax purposes was $5,716,414,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.05% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At May 31, 2007, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended May 31, 2007, expenses incurred pursuant to these service agreements were $102,000 for Price Associates, $6,112,000 for T. Rowe Price Services, Inc., and $1,872,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of T. Rowe Price Prime Reserve Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Prime Reserve Fund, Inc. (the “Fund”) at May 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
July 12, 2007

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 7, 2007, the fund’s Board of Directors (Board) unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper, an independent provider of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board showed that the fund’s management fee rate was above the median of certain groups of comparable funds but at or below the median of other groups of comparable funds. The information also indicated that the fund’s expense ratio was at or below the median of comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past 5 Years and Directorships of
Year Elected *	Other Public Companies

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, The Rouse
(1940)	Company, real estate developers (1990 to 2004); Director, Allfirst
2006	Financial Inc. (previously First Maryland Bancorp) (1983 to 2002)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Vornado Real Estate Investment Trust (3/04 to pres-
1979	ent); Director, Mercantile Bankshares (4/03 to present); Member,
Advisory Board, Deutsche Bank North America (2004 to present);
Director, Chairman of the Board, and Chief Executive Officer, The
Rouse Company, real estate developers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm; Chairman, The Haven Group, a custom manufacturer of
2001	modular homes (1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present); Director,
(1938)	Canyon Resources Corp. (5/00 to present); Director, Golden Star
2001	Resources Ltd. (5/92 to present); Director, Pacific Rim Mining Corp.
(2/02 to present)

Karen N. Horn	Director, Federal National Mortgage Association (9/06 to present);
(1943)	Managing Director and President, Global Private Client Services, Marsh
2003	Inc. (1999 to 2003); Managing Director and Head of International
Private Banking, Bankers Trust (1996 to 1999); Director, Georgia Pacific
(5/04 to 12/05), Eli Lilly and Company, and Simon Property Group

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company; Partner, Blackstone Real Estate Advisors, L.P.
1992

* Each independent director oversees 119 T. Rowe Price portfolios and serves until retirement, resignation, or elec-
tion of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected *
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and Directorships of
Portfolios Overseen]	Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the Board,
(1956)	Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the
2006	Board, Director, and President, T. Rowe Price Investment Services, Inc.,
[119]	and T. Rowe Price Retirement Plan Services, Inc.; Chairman of the
Board and Director, T. Rowe Price Services, Inc., T. Rowe Price Savings
Bank, T. Rowe Price Global Asset Management Limited, and T. Rowe
Price Global Investment Services Limited; Director, T. Rowe Price
International, Inc.; Chief Executive Officer, Chairman of the Board,
Director, and President, T. Rowe Price Trust Company; Chairman of the
Board, all funds

Mary J. Miller, CFA	Director, T. Rowe Price Trust Company; Director and Vice President,
(1955)	T. Rowe Price; Vice President, T. Rowe Price Group, Inc.; Vice President,
2004	Prime Reserve Fund
[37]

* Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Steven G. Brooks, CFA (1954)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Prime Reserve Fund	Group, Inc.

Brian E. Burns (1960)	Vice President, T. Rowe Price
Vice President, Prime Reserve Fund

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, Prime Reserve Fund	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Prime Reserve Fund	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Alisa Fiumara, CFA (1974)	Vice President, T. Rowe Price
Vice President, Prime Reserve Fund

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, Prime Reserve Fund	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Prime Reserve Fund	Trust Company

Terri L. Hett (1959)	Employee, T. Rowe Price
Assistant Vice President, Prime Reserve Fund

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price
Vice President, Prime Reserve Fund	Investment Services, Inc., T. Rowe Price Services,
Inc., and T. Rowe Price Trust Company; Vice
President, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, Inc., and
T. Rowe Price Retirement Plan Services, Inc.

Alan D. Levenson, Ph.D. (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Prime Reserve Fund	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, Prime Reserve Fund	T. Rowe Price Investment Services, Inc.

Joseph K. Lynagh, CFA (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Prime Reserve Fund	Group, Inc.

James M. McDonald (1949)	Vice President, T. Rowe Price, T. Rowe Price
President, Prime Reserve Fund	Group, Inc., and T. Rowe Price Trust Company

Susan G. Troll, CPA (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Prime Reserve Fund	Group, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, Prime Reserve Fund

Edward A. Wiese, CFA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Prime Reserve Fund	Group, Inc., and T. Rowe Price Trust Company;
Chief Investment Officer, Director, and Vice
President, T. Rowe Price Savings Bank

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at
least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Donald W. Dick Jr. qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Dick is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,201,000 and $883,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Prime Reserve Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	July 23, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	July 23, 2007

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	July 23, 2007